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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 8, 1998
                Date of report (Date of Earliest Event Reported)



                            RFS HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Tennessee                    O-22164                   62-1534743
----------------------------      --------------------       ------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
of Incorporation)                                            Identification No.)


                            850 Ridge Lake Boulevard
                                    Suite 220
                            Memphis, Tennessee 38120
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 767-7005
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On September 8, 1998, RFS Hotel Investors, Inc. (the "Company") and Equity Inns, Inc. ("Equity Inns") announced the termination of the Asset Sale Agreement and Plans of Mergers dated as of April 21, 1998 (the "Merger Agreement") by and among the Company, Equity Inns, RHI Acquisition, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P.



ITEM 7.  EXHIBITS.

99.1     Press Release, dated September 8, 1998, of RFS Hotel Investors, Inc.

99.2     Termination Agreement, dated as of September 8, 1998, by and among RFS
         Hotel Investors, Inc., Equity Inns, Inc., RHI Acquisition, Inc., Equity
         Inns Partnership, L.P. and RFS Partnership, L.P.

























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                    RFS HOTEL INVESTORS, INC.
                                                 (REGISTRANT)



                                    BY:     /s/ Michael J. Pascal
                                        --------------------------------------
                                        MICHAEL J. PASCAL
                                        SECRETARY, TREASURER AND
                                        CHIEF FINANCIAL OFFICER

Date:  September 11, 1998

























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                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------
9.1      Press Release, dated September 8, 1998, of RFS Hotel Investors, Inc.

99.2     Termination Agreement, dated as of September 8, 1998, by and among RFS
         Hotel Investors, Inc., Equity Inns, Inc., RHI Acquisition, Inc., Equity
         Inns Partnership, L.P. and RFS Partnership, L.P.